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As filed with the Securities and Exchange Commission on October 24, 2011

Registration No. 333-174988

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 4
to

FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

NISKA GAS STORAGE PARTNERS LLC
NISKA GAS STORAGE US, LLC
NISKA GAS STORAGE US FINANCE CORP.
NISKA GAS STORAGE CANADA ULC
NISKA GAS STORAGE CANADA FINANCE CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	4922	27-1855740
Delaware	4922	98-0523179
Delaware	4922	27-2014997
Alberta	4922	N/A
Alberta	4922	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1001 Fannin Street, Suite 2500
Houston, TX 77002
281-404-1890
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Jason A. Dubchak
1001 Fannin Street, Suite 2500
Houston, TX 77002
281-404-1890
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:

Mike Rosenwasser
E. Ramey Layne
Vinson & Elkins L.L.P.
666 Fifth Avenue, 26th Floor
New York, New York 10103
(212) 237-0000
(212) 237-0100 (fax)

Approximate date of commencement of proposed sale to the public:
From time to time after the effective date of this registration statement as determined by market conditions and other factors.

          If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

          If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

          If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

          Indicated by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer", "accelerated filer" and "smaller reporting company" in rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated Filer ☐	Accelerated Filer ☐	Non-Accelerated Filer ☒ (Do not check if a smaller reporting company)	Smaller Reporting Company ☐

        Each registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a) of the Securities Act, may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

        The following are additional registrants that may guarantee the debt securities registered hereby:

Exact Name of Registrant Guarantor(1)	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Access Gas Services (Ontario) Inc.	Ontario	N/A
Access Gas Services Inc.	British Columbia	N/A
AECO Gas Storage Partnership	Alberta	N/A
Enerstream Agency Services Inc.	Ontario	N/A
Niska Gas Storage Canada, L.P.	Delaware	N/A
Niska Gas Storage Operations LLC	Delaware	27-2776914
Niska Gas Storage LLC	Delaware	20-4936889
Niska Gas Transport Inc.	Delaware	27-0838117
Niska GP Alberta ULC	Alberta	N/A
Niska GP ULC	Alberta	N/A
Niska GS Holdings I, L.P.	Delaware	20-4742739
Niska GS Holdings II, L.P.	Delaware	20-4742885
Niska Holdco ULC	Alberta	N/A
Niska Partners Coöperatief U.A.	Netherlands	N/A
Niska Partners Management ULC	Alberta	N/A
Niska US GP LLC	Delaware	27-2776858
Salt Plains Storage, LLC	Delaware	20-4937080
Wild Goose Storage, LLC	Delaware	20-8050055

(1)
The address for the additional registrant guarantors is 1001 Fannin Street, Suite 2500, Houston, TX 77002, and the telephone number for the registrant guarantors is (281) 404-1890. The Primary Industrial Classification Code for the registrant guarantors is 4922.

 Explanatory Note

        The sole purpose of this Amendment No. 4 is to file with the Securities and Exchange Commission revised Exhibits 5.2., 5.3, 5.4, and 8.2. Accordingly, this Amendment No. 4 consists only of this explanatory note, and revised versions of the facing page and Part II, including the signatures and the exhibit index. This Amendment No. 4 does not contain a copy of the prospectus that was included in the Registration Statement on Form S-3 (Registration No. 333-174988), and is not intended to amend or delete any part of the prospectus.

 PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution

        The following table sets forth all expenses payable by Niska Gas Storage Partners LLC, Niska Gas Storage US, LLC, Niska Gas Storage US Finance Corp., Niska Gas Storage Canada ULC and Niska Gas Storage Canada Finance Corp. in connection with the issuance and distribution of the securities.

Registration fee	$179,114
Printing expenses		*
Fees and expenses of legal counsel		*
Accounting fees and expenses		*
Listing Fees		*
Miscellaneous		*
Total		*

These fees are calculated based on the number of issuances and amount of securities to be offered and, accordingly, cannot be estimated at this time.

Item 15.    Indemnification of Directors and Officers.

        Under our operating agreement, we must indemnify our manager and its and our officers and directors to the fullest extent permitted by law, against liabilities, costs and expenses incurred by our manager or these other persons. We must provide this indemnification unless there has been a final and non-appealable judgment by a court of competent jurisdiction determining that these persons acted in bad faith or engaged in fraud or willful misconduct. We also must provide this indemnification for criminal proceedings unless our manager or these other persons acted with knowledge that their conduct was unlawful. Thus, our manager or these other persons could be indemnified for its negligent or grossly negligent acts if they meet the requirements set forth above. Any provision that includes indemnification for liabilities arising under the Securities Act is, according to the SEC, contrary to public policy and therefore unenforceable.

        Specifically, we will indemnify the following persons, in most circumstances, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

  •
  our manager;

  •
  any departing manager;

  •
  any person who is or was a director, officer, fiduciary, trustee, manager or managing member of us or any of our subsidiaries (including the Issuers), our manager or any departing manager;

  •
  any person who is or was serving as a director, officer, fiduciary, trustee, manager or managing member of another person owing a fiduciary duty to us or any of our subsidiaries at the request of our manager or any departing manager;

  •
  any person who controls our manager; or

  •
  any person designated by our board.

        Any indemnification under the provisions of our operating agreement will only be out of our assets. Unless it otherwise agrees, our manager will not be personally liable for, or have any obligation to contribute or loan funds or assets to us to enable us to effectuate, indemnification.

        Subject to any terms, conditions or restrictions set forth in a operating agreement or limited liability company agreement, Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or other persons from and against all claims and demands whatsoever.

        The Limited Liability Company Agreement of Niska US provides that none of the members, managers or officers of Niska US are liable to it for any act or omission done or omitted in good faith, unless such act or omission constitutes gross negligence, willful misconduct or a breach of the Limited Liability Company Agreement of Niska US. In addition, the Limited Liability Company Agreement of Niska US requires Niska US to indemnify any of its members, managers or officers to the fullest extent permitted by law against any loss, liability, damage, judgment, demand, claim, cost or expense incurred by or asserted against such persons, including, reasonable attorney's fees and disbursements incurred in defense thereof, arising our of any act or omission unless such act or omission constitutes bad faith, gross negligence or willful misconduct on the part of such person.

        The Certificate of Incorporation of US Finco provides that a director or officer will not be liable to it or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability for:

  •
  any breach of such director or officer's duty of loyalty to the it or its stockholders;

  •
  for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of the law;

  •
  under section 174 of the Delaware General Corporation Law, or the DGCL, for unlawful payment of dividends or improper redemption of stock; or

  •
  for any transaction from which the director or officer derived an improper personal benefit.

        In addition, the bylaws of US Finco provide that it will indemnify, and advance expenses to, any officer or director to the fullest extent authorized by the DGCL and that US Finco may maintain insurance on behalf of its officers and directors against expense, liability or loss asserted incurred by them in their capacities as officers and directors.

        Section 145 of the DGCL provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement in connection with specified actions, suits and proceedings whether civil, criminal, administrative, or investigative, other than a derivative action by or in the right of the corporation, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification extends only to expenses, including attorneys' fees, incurred in connection with the defense or settlement of such action and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's certificate of incorporation, bylaws, disinterested director vote, stockholder vote, agreement or otherwise.

        Each of Niska Canada and Canada Finco is incorporated under the Alberta Business Corporations Act, or the ABCA. Under the ABCA, each of Niska Canada and Canada Finco may indemnify an individual who is or was a director or officer of such corporations, or who is or was a director or officer of another corporation, of which such corporations are or were a shareholder or creditor, at the corporations' request, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the director or officer in respect of any civil, criminal or administrative action or proceeding, in which such eligible party is involved because of that association with such corporations or the other entity.

        However, indemnification is prohibited under the ABCA if: (i) such eligible party did not act honestly and in good faith with a view to such corporations' respective best interests (or the best interests of the other entity, as the case may be); and (ii) in the case of a criminal or administrative proceeding that is enforced by a monetary penalty, such eligible party did not have reasonable grounds for believing that such person's conduct was lawful.

        Subject to the foregoing, each of Niska Canada and Canada Finco may, with the approval of the Court of Queen's Bench of Alberta, indemnify or pay the expenses of an eligible party in respect of an action brought against the eligible party by such corporations or on such corporations' behalf to which the eligible party is made a party by reason of being or having been a director or officer of such corporations (or the other entity as the case may be).

        The ABCA provides that each of Niska Canada and Canada Finco may purchase and maintain insurance for the benefit of an eligible party (or their heirs and personal or other legal representatives of the eligible party) against any liability that may be incurred by reason of the eligible party being or having been a director or officer, or in an equivalent position of such corporations or that of an associated corporation, except when the liability relates to the person's failure to act honestly and in good faith with a view to the best interests of such corporations' or an associate corporation, as applicable.

        The by-laws of each of Niska Canada and Canada Finco provide that, subject to the limitations in the ABCA and except in respect of an action by or on behalf of such corporations or body corporate to procure a judgment in its favor, each of the corporations shall indemnify a director or officer of the corporation, a former director or officer of the corporation or a person who acts or acted at the corporation's request as a director or officer of a body corporate of which the corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or body corporate, if: (i) he acted honestly and in good faith with a view to the best interests of the Corporation, and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

        The by-laws of each of Niska Canada and Canada Finco provide that such corporations shall, subject to the approval of the Court of Queen's Bench of Alberta, indemnify such officers and directors in respect of an action by or on behalf of such corporations or a body corporate to procure a judgment in its favor, to which he is made a party by reason of being or having been a director or an officer of the such corporations or body corporate, against all costs, charges and expenses reasonably incurred by him in connection with such action if he fulfills the above conditions.

        The by-laws of each of Niska Canada and Canada Finco further provide that such officers and directors shall be entitled to indemnity from such corporations in respect of all costs, charges and expenses reasonably incurred by him in connection with the defense of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of such corporations or body corporate, if the person seeking indemnity: (i) was substantially successful on the merits of his defense of the action or proceeding; and (ii) fulfills the above conditions.

Item 16.    Exhibits.

  (1)
  See the Exhibit Index on the page immediately preceding the exhibits for a list of exhibits filed as part of this registration statement on Form S-3, which Exhibit Index is incorporated herein by reference.

  (2)
  Financial Statement Schedules

        Not Applicable.

Item 17.    Undertakings.

  (1)
  The undersigned registrant hereby undertakes:

  (a)
  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

  (ii)
  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

  (iii)
  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

    (b)
    That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c)
    To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (d)
    That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

    (i)
    Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

    (ii)
    Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

    (e)
    That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

    (i)
    Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

    (ii)
    Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

    (iii)
    The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

    (iv)
    Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

  (2)
  The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3)
  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of any registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  (4)
  The undersigned registrant hereby undertakes that:

  (a)
  For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

  (b)
  For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (5)
  The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act ("Act") in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GAS STORAGE PARTNERS LLC
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* SIMON DUPÉRÉ	Interim President and Chief Executive Officer and Chief Operating Officer (Principal Executive Officer)	October 24, 2011
* DAVID F. POPE	Director	October 24, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* DEBORAH M. FRETZ	Director	October 24, 2011
* JAMES G. JACKSON	Director	October 24, 2011
* E. BARTOW JONES	Director	October 24, 2011
* STEPHEN C. MUTHER	Director	October 24, 2011
* GEORGE A. O'BRIEN	Director	October 24, 2011

Signature		Title	Date

* WILLIAM H. SHEA, JR.		Director	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GAS STORAGE US, LLC
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* E. BARTOW JONES		Director	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
* WILLIAM H. SHEA, JR.		Director	October 24, 2011
* GEORGE A. O'BRIEN		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GAS STORAGE US FINANCE CORP.
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
* WILLIAM H. SHEA, JR.		Director	October 24, 2011
* GEORGE A. O'BRIEN		Director	October 24, 2011
* E. BARTOW JONES		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GAS STORAGE CANADA ULC
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
* WILLIAM H. SHEA, JR.		Director	October 24, 2011
* GEORGE A. O'BRIEN		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GAS STORAGE CANADA FINANCE CORP.
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
* GEORGE A. O'BRIEN		Director	October 24, 2011
* E. BARTOW JONES		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

ACCESS GAS SERVICES (ONTARIO) INC.
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* JASON A. DUBCHAK		Vice President, General Counsel, Corporate Secretary and Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

ACCESS GAS SERVICES INC.
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* JASON A. DUBCHAK		Vice President, General Counsel, Corporate Secretary and Director	October 24, 2011
* TOM DIXON		Vice President and Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

AECO GAS STORAGE PARTNERSHIP BY NISKA GAS STORAGE CANADA ULC, ITS MANAGING PARTNER
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director of Niska Gas Storage Canada ULC, Managing Partner of AECO Gas Storage Partnership (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer of Niska Gas Storage Canada ULC, Managing Partner of AECO Gas Storage Partnership (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director of Niska Gas Storage Canada ULC, Managing Partner of AECO Gas Storage Partnership	October 24, 2011
* GEORGE A. O'BRIEN		Director of Niska Gas Storage Canada ULC, Managing Partner of AECO Gas Storage Partnership	October 24, 2011
* WILLIAM H. SHEA, JR.		Director of Niska Gas Storage Canada ULC, Managing Partner of AECO Gas Storage Partnership	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

ENERSTREAM AGENCY SERVICES INC.
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* JASON A. DUBCHAK		Vice President, General Counsel, Corporate Secretary and Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GAS STORAGE CANADA, L.P. BY NISKA GP ULC, ITS GENERAL PARTNER
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director of Niska GP ULC, General Partner of Niska Gas Storage Canada, L.P. (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer of Niska GP ULC, General Partner of Niska Gas Storage Canada, L.P. (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director of Niska GP ULC, General Partner of Niska Gas Storage Canada, L.P.	October 24, 2011
* E. BARTOW JONES		Director of Niska GP ULC, General Partner of Niska Gas Storage Canada, L.P.	October 24, 2011
* GEORGE A. O'BRIEN		Director of Niska GP ULC, General Partner of Niska Gas Storage Canada, L.P.	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GAS STORAGE OPERATIONS LLC BY NISKA GAS STORAGE PARTNERS LLC, ITS SOLE MEMBER
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* SIMON DUPÉRÉ	Interim President and Chief Executive Officer and Chief Operating Officer of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC (Principal Executive Officer)	October 24, 2011
* DAVID F. POPE	Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	October 24, 2011
* VANCE E. POWERS	Chief Financial Officer of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD	Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	October 24, 2011
* WILLIAM H. SHEA, JR.	Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	October 24, 2011

Signatures		Title	Date

* GEORGE A. O'BRIEN		Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	October 24, 2011
* E. BARTOW JONES		Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	October 24, 2011
* DEBORAH M. FRETZ		Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	October 24, 2011
* STEPHEN C. MUTHER		Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	October 24, 2011
* JAMES G. JACKSON		Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GAS STORAGE, LLC
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
* WILLIAM H. SHEA, JR.		Director	October 24, 2011
* GEORGE A. O'BRIEN		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GAS TRANSPORT INC.
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
* WILLIAM H. SHEA, JR.		Director	October 24, 2011
* GEORGE A. O'BRIEN		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GP ALBERTA ULC
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
* WILLIAM H. SHEA, JR.		Director	October 24, 2011
* GEORGE A. O'BRIEN		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GP ULC
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
* GEORGE A. O'BRIEN		Director	October 24, 2011
* E. BARTOW JONES		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GS HOLDINGS I, L.P.
BY NISKA US GP LLC, ITS GENERAL PARTNER
BY NISKA GAS STORAGE PARTNERS LLC, ITS SOLE MEMBER
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* SIMON DUPÉRÉ	Interim President and Chief Executive Officer and Chief Operating Officer of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P. (Principal Executive Officer)	October 24, 2011
* DAVID F. POPE	Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	October 24, 2011
* VANCE E. POWERS	Chief Financial Officer of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P. (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD	Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	October 24, 2011

Signatures		Title	Date

* DEBORAH M. FRETZ		Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	October 24, 2011
* WILLIAM H. SHEA, JR.		Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	October 24, 2011
* GEORGE A. O'BRIEN		Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	October 24, 2011
* E. BARTOW JONES		Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	October 24, 2011
* STEPHEN C. MUTHER		Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	October 24, 2011
* JAMES G. JACKSON		Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA GS HOLDINGS II, L.P. BY NISKA GP ULC, ITS GENERAL PARTNER
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director of Niska GP ULC, General Partner of Niska GS Holdings II, L.P. (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer of Niska GP ULC, General Partner of Niska GS Holdings II, L.P. (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director of Niska GP ULC, General Partner of Niska GS Holdings II, L.P.	October 24, 2011
* GEORGE A. O'BRIEN		Director of Niska GP ULC, General Partner of Niska GS Holdings II, L.P.	October 24, 2011
* E. BARTOW JONES		Director of Niska GP ULC, General Partner of Niska GS Holdings II, L.P.	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA HOLDCO ULC
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
* GEORGE A. O'BRIEN		Director	October 24, 2011
* E. BARTOW JONES		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA PARTNERS COÖPERATIEF U.A.
By:	/s/ JASON A. DUBCHAK Jason A. Dubchak Managing Director A

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

/s/ JASON A. DUBCHAK JASON A. DUBCHAK		Managing Director A (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Managing Director A	October 24, 2011
* TJALLING HUISMAN		Managing Director B	October 24, 2011
* N.J.J.M. WOLTHUIS-GEERAEDTS		Managing Director B	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA PARTNERS MANAGEMENT ULC
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
* GEORGE A. O'BRIEN		Director	October 24, 2011
* E. BARTOW JONES		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

NISKA US GP LLC BY NISKA GAS STORAGE PARTNERS LLC, ITS SOLE MEMBER
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* SIMON DUPÉRÉ	Interim President and Chief Executive Officer and Chief Operating Officer of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC (Principal Executive Officer)	October 24, 2011
* DAVID F. POPE	Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	October 24, 2011
* VANCE E. POWERS	Chief Financial Officer of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD	Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	October 24, 2011
* WILLIAM H. SHEA, JR.	Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	October 24, 2011

Signatures		Title	Date

* GEORGE A. O'BRIEN		Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	October 24, 2011
* E. BARTOW JONES		Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	October 24, 2011
* DEBORAH M. FRETZ		Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	October 24, 2011
* STEPHEN C. MUTHER		Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	October 24, 2011
* JAMES G. JACKSON		Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

SALT PLAINS STORAGE, LLC
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
* GEORGE A. O'BRIEN		Director	October 24, 2011
* WILLIAM H. SHEA, JR.		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on October 24, 2011.

WILD GOOSE STORAGE, LLC
By:	/s/ SIMON DUPÉRÉ Simon Dupéré Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures		Title	Date

* SIMON DUPÉRÉ		Interim President and Chief Executive Officer and Chief Operating Officer and Director (Principal Executive Officer)	October 24, 2011
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	October 24, 2011
* ANDREW W. WARD		Director	October 24, 2011
* GEORGE A. O'BRIEN		Director	October 24, 2011
* WILLIAM H. SHEA, JR.		Director	October 24, 2011
*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak as attorney in fact

 INDEX TO EXHIBITS

*1.1	Form of Underwriting Agreement
3.1
Certificate of formation of Niska Gas Storage Partners LLC (incorporated by reference to exhibit 3.1 to Amendment No. 2 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on April 15, 2010).
3.2
First Amended and Restated Operating Agreement of Niska Gas Storage Partners LLC, dated May 17, 2010 (incorporated by reference to exhibit 3.1 of the Company's Current Report on Form 8-K filed on May 19, 2010).
3.3
Certificate of Formation of Niska Gas Storage US, LLC dated February 27, 2006 (incorporated by reference to exhibit 3.3 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.4
Certificate of Amendment to the Certificate of Formation of Niska Gas Storage US, LLC, dated April 18, 2006 (incorporated by reference to exhibit 3.4 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.5
Amended and Restated Limited Liability Company Agreement of Niska Gas Storage US, LLC, dated May 10, 2006 (incorporated by reference to exhibit 3.5 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.6
Certificate of Incorporation of Niska Gas Storage US Finance Corp., dated February 18, 2010 (incorporated by reference to exhibit 3.6 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.7
Bylaws of Niska Gas Storage US Finance Corp., dated February 18, 2010 (incorporated by reference to exhibit 3.7 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.8
Certificate of Limited Partnership of Niska Gas Storage Canada, L.P., dated April 10, 2006 (incorporated by reference to exhibit 3.8 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.9
Certificate of Amendment to the Certificate of Limited Partnership of Niska Gas Storage Canada, L.P., dated April 18, 2006 (incorporated by reference to exhibit 3.9 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.10
Certificate of Amendment to the Certificate of Limited Partnership of Niska Gas Storage Canada, L.P., dated June 21, 2010 (incorporated by reference to exhibit 3.10 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.11
Agreement of Limited Partnership of Niska Gas Storage Canada, L.P., dated May 10, 2006 (incorporated by reference to exhibit 3.11 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.12
Certificate of Formation of Niska Gas Storage Operations LLC dated March 11, 2010 (incorporated by reference to exhibit 3.12 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.13	Limited Liability Company Agreement of Niska Gas Storage Operations LLC, dated March 11, 2010 (incorporated by reference to exhibit 3.13 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.14
Certificate of Formation of Niska Gas Storage LLC, dated May 4, 2006 (incorporated by reference to exhibit 3.14 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.15
Limited Liability Company Agreement of Niska Gas Storage LLC, dated May 4, 2006 (incorporated by reference to exhibit 3.15 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.16
Certificate of Incorporation of Niska Gas Transport Inc., dated August 28, 2009 (incorporated by reference to exhibit 3.16 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.17
Bylaws of Niska Gas Transport Inc., dated August 28, 2009 (incorporated by reference to exhibit 3.17 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.18
Certificate of Limited Partnership of Niska GS Holdings I, L.P., dated March 16, 2006 (incorporated by reference to exhibit 3.18 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.19
Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings I, L.P. dated April 10, 2006 (incorporated by reference to exhibit 3.19 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.20
Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings I, L.P. dated April 17, 2006 (incorporated by reference to exhibit 3.20 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.21
Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings I, L.P. dated June 21, 2010 (incorporated by reference to exhibit 3.21 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.22
Amended and Restated Agreement of Limited Partnership of Niska GS Holdings I, L.P., dated March 5, 2010 (incorporated by reference to exhibit 3.22 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.23
Certificate of Limited Partnership of Niska GS Holdings, II L.P., dated January 23, 2006 (incorporated by reference to exhibit 3.23 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.24
Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings II, L.P. dated April 10, 2006 (incorporated by reference to exhibit 3.24 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.25	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings II, L.P. dated April 17, 2006 (incorporated by reference to exhibit 3.25 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.26
Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings II, L.P. dated June 21, 2010 (incorporated by reference to exhibit 3.26 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.27
Amended and Restated Agreement of Limited Partnership of Niska GS Holdings II, L.P., dated March 5, 2010 (incorporated by reference to exhibit 3.27 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.28
Certificate of Formation of Niska US GP dated March 2, 2010 (incorporated by reference to exhibit 3.28 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.29
Limited Liability Company Agreement of Niska US GP LLC, dated March 2, 2010 (incorporated by reference to exhibit 3.29 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.30
Certificate of Formation of Salt Plains Storage, LLC dated May 4, 2006 (incorporated by reference to exhibit 3.30 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.31
Limited Liability Company Agreement of Salt Plains Storage, LLC, dated May 4, 2006 (incorporated by reference to exhibit 3.31 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.32
Certificate of Formation of Wild Goose Storage, LLC dated November 10, 2006 (incorporated by reference to exhibit 3.32 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.33
Limited Liability Company Agreement of Wild Goose Storage, LLC, dated November 9, 2006 (incorporated by reference to exhibit 3.33 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.34
Deed of Incorporation of Niska Partners Coöperatief U.A. dated April 21, 2010 (incorporated by reference to exhibit 3.34 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.35	Intentionally Omitted.
3.36	Intentionally Omitted.
3.37
Certificate of Incorporation of Access Gas Services (Ontario) Inc., dated August 19, 2008 (incorporated by reference to exhibit 3.37 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.38
Bylaws of Access Gas Services (Ontario) Inc. (incorporated by reference to exhibit 3.38 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.39
Certificate of Incorporation of Access Gas Services Inc., dated October 6, 2006 (incorporated by reference to exhibit 3.39 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.40	Certificate of Change of Name of Access Gas Services Inc., dated October 6, 2006 (incorporated by reference to exhibit 3.40 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.41
Articles of Association of Access Gas Services Inc., dated October 5, 2006 (incorporated by reference to exhibit 3.41 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.42
Declaration of Partnership of AECO Gas Storage Partnership, dated October 14, 2005 (incorporated by reference to exhibit 3.42 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.43
Amendment to the Declaration of Partnership of AECO Gas Storage Partnership, dated July 13, 2006 (incorporated by reference to exhibit 3.43 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.44
AECO Gas Storage Partnership Agreement, dated October 14, 2005 (incorporated by reference to exhibit 3.44 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.45
Certificate of Incorporation of Enerstream Agency Services, Inc. dated August 19, 2008 (incorporated by reference to exhibit 3.45 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.46
Bylaws of Enerstream Agency Services Inc. (incorporated by reference to exhibit 3.46 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.47
Certificate of Incorporation of Niska Gas Storage Canada Finance Corp. dated February 19, 2010 (incorporated by reference to exhibit 3.47 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.48
Bylaws of Niska Gas Storage Canada Finance Corp. (incorporated by reference to exhibit 3.48 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.49
Certificate of Incorporation of Niska Gas Storage Canada ULC, dated March 2, 2006 (incorporated by reference to exhibit 3.49 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.50
Certificate of Amendment of Niska Gas Storage Canada ULC, dated April 20, 2006 (incorporated by reference to exhibit 3.50 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.51
Certificate of Amalgamation of Niska Gas Storage Canada ULC, dated July 13, 2006 (incorporated by reference to exhibit 3.51 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.52
Certificate of Amalgamation of Niska Gas Storage Canada ULC, dated July 13, 2006 (incorporated by reference to exhibit 3.52 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.53
Bylaws of Niska Gas Storage Canada ULC (incorporated by reference to exhibit 3.53 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.54	Certificate of Incorporation of Niska GP Alberta ULC, dated May 9, 2006 (incorporated by reference to exhibit 3.54 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.55
Bylaws of Niska GP Alberta ULC (incorporated by reference to exhibit 3.55 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.56
Certificate of Incorporation of Niska GP ULC, dated April 28, 2010 (incorporated by reference to exhibit 3.56 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.57	Bylaws of Niska GP ULC (incorporated by reference to exhibit 3.57 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.58
Certificate of Incorporation of Niska Holdco ULC, dated April 26, 2010 (incorporated by reference to exhibit 3.58 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.59	Bylaws of Niska Holdco ULC (incorporated by reference to exhibit 3.59 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.60
Certificate of Incorporation of Niska Partners Management ULC, dated April 23, 2010 (incorporated by reference to exhibit 3.60 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.61
Certificate of Amendment and Registration of Restated Articles of Niska Partners Management ULC, dated April 23, 2010 (incorporated by reference to exhibit 3.61 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
3.62
Bylaws of Niska Partners Management ULC (incorporated by reference to exhibit 3.62 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).
**4.1	Form of Senior Indenture.
**4.2	Form of Subordinated Indenture.
**4.3	Form of Senior Debt Securities.
**4.4	Form of Subordinated Debt Securities.
**4.5	Form of Unit Agreement.
**4.6	Form of Unit Certificate.
**5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.
5.2	Opinion of Bennett Jones LLP.
5.3	Opinion of Patterson Adams.
5.4	Opinion of De Brauw Blackstone Westbroek N.V.
**8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.
8.2	Opinion of Bennett Jones LLP relating to tax matters.

**12.1	Statement of Computation of Ratio of Earnings to Fixed Charges.
**23.1	Consent of KPMG LLP.
**23.2	Consent of KPMG LLP.
**23.3	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).
23.4	Consent of Bennet Jones LLP (included in Exhibits 5.2 and 8.2).
23.5	Consent of Patterson Adams (included in Exhibit 5.3).
23.6	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 5.4).
**24.1	Powers of Attorney (contained on signature page).
**24.2	Power of Attorney of Simon Dupéré.
*†25.1	Statement of Eligibility and Qualification of the Trustee under the Senior Indenture under the Trust Indenture Act of 1939, as amended, on Form T-1.
*†25.2	Statement of Eligibility and Qualification of the Trustee under the Subordinated Indenture under the Trust Indenture Act of 1939, as amended, on Form T-1.

*
To be filed, if necessary, by amendment or as an exhibit to a current report on Form 8-K of the registrant.

**
Previously filed.

†
To be filed under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended.

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TABLE OF ADDITIONAL REGISTRANT GUARANTORS
Explanatory Note
PART II INFORMATION NOT REQUIRED IN THE PROSPECTUS
  Item 14. Other Expenses of Issuance and Distribution
  Item 15. Indemnification of Directors and Officers.
  Item 16. Exhibits.
  Item 17. Undertakings.
SIGNATURES
INDEX TO EXHIBITS